Exhibit 10.2

                             PATENT PURCHASE AGREEMENT

This PATENT PURCHASE AGREEMENT ("Agreement") is entered into as of April 13, 2004 ("Effective Date") by and between Purple Mountain Server LLC with an office at 171 Main St. #271, Los Altos, California 94022 ("Purchaser"), and Ramtron International Corporation and Enhanced Memory Systems, Inc., each with an office at 1850 Ramtron Drive, Colorado Springs, Colorado 80921 (together, "Seller"). The parties hereby agree as follows.

1.  BACKGROUND

1.1 Seller has ownership rights in certain United States Letters Patents and/or applications for United States Letters Patents and/or related foreign patents and applications.

1.2 Seller wishes to sell its right, title and interest in such patents and applications to Purchaser.

1.3  Purchaser wishes to purchase such patents and applications.

2.  DEFINITIONS

2.1 "Assignment Agreements" means the agreements assigning ownership of the Patents from the inventors and/or prior owners to Seller.

2.2 "List of Prosecution Counsel" means the names and addresses of prosecution counsel who prosecuted the Patents and who are currently handling the Patents.

2.3 "Patents" means those patents and applications listed in Exhibit A hereto, and all reissues, reexaminations, Extensions, continuations, continuations in part, continuing prosecution applications, and divisions of such patents and applications; provisional patent applications that are or will be continuations or continuations in part of such patents and applications; and foreign counterparts to any of the foregoing including without limitation of utility models.

3.  DELIVERY AND PAYMENT

3.1 Delivery. Within ten (10) days following the Effective Date, Seller shall deliver to Purchaser an executed copy of the Assignment of Patent Rights in Exhibit B hereto, the Assignment Agreements, the List of Prosecution Counsel, and all files and original documents owned or controlled by Seller (including without limitation Letters Patents) relating to the Patents except to the extent subject to a privilege or duty of confidentiality owed to a third party including, without limitation, all prosecution files for pending patent applications included in the Patents, and its own files relating to the issued Patents. Seller shall be entitled to retain a copy of the foregoing documents for its files.

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3.2  Payment.  Within ten (10) days following Seller's delivery to Purchaser of the items listed in Section 3.1, Purchaser shall pay to Seller the amount of one million five hundred thousand dollars ($1,500,000.00).

4.  TRANSFER OF PATENTS

4.1 Patent Assignment. Subject to the grant-back license of Section 4.3, Seller hereby sells, assigns, transfers and conveys to Purchaser all right, title and interest it has in and to the Patents and all inventions and discoveries described therein, including without limitation, all rights of Seller under the Assignment Agreements, and all rights of Seller to collect royalties under such patents.

4.2  Assignment of Causes of Action.  Subject to the grant-back license of
     Section 4.3, Seller hereby sells, assigns, transfers and conveys to Purchaser all right, title and interest it has in and to all causes of action and enforcement rights, whether currently pending, filed, or otherwise, for the Patents and all inventions and discoveries described therein, including without limitation all rights to pursue damages, injunctive relief and other remedies for past, current and future infringement of the Patents.

4.3 License Back. Purchaser hereby grants to Seller a non-exclusive, royalty-free, fully paid-up, perpetual, irrevocable, worldwide right and license to make, have made, import, use, sell, and offer for sale products under the Patents assigned to Purchaser hereunder or any of them. This license shall survive the termination of this Agreement for any reason.

4.4 Limitation on Transferability. The license described in Section 4.3 is not transferable or assignable except to a buyer of all, or substantially all, of Seller's operating assets (other than cash), or to a party that by merger or otherwise acquires all, or substantially all, of Seller's outstanding capital stock (the "Buyer"). In the event of such a transaction, this license shall automatically become limited to the products, processes and services of Seller that are commercially released as of the effective date of the acquisition and for subsequent new versions that have merely incremental differences from such products, processes and services; provided, however, that revenue received from the license, sale or other disposition of any such products, processes or services shall be allowed to grow, from the time of acquisition, merger or purchase, up to an annual rate of 20%; provided further, that in the event of revenue growth at a rate in excess of 20% the Buyer and Purchaser shall negotiate in good faith a reasonable royalty on such excess revenue to be paid to Purchaser, which royalty rate shall be at least as favorable to Buyer as that of Purchaser's other similarly-situated licensees. Notwithstanding anything herein to the contrary, in no event shall the license transferred as described in this Section 4.4 include any products, processes or services of the non-Buyer party(ies) to the acquisition, merger or purchase, which products, processes or services would not have been subject to the license described in Section 4.3.

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5.  ADDITIONAL OBLIGATIONS

5.1 Further Cooperation. At the reasonable request of Purchaser and at Purchaser's sole expense, Seller shall execute and deliver such other instruments and do and perform such other acts and things as may be necessary or desirable for effecting completely the consummation of the transactions contemplated hereby, including without limitation execution, acknowledgment and recordation of other such papers, and using its commercially reasonable best efforts to obtain the same from the respective inventors, as necessary or desirable for fully perfecting and conveying unto Purchaser the benefit of the transactions Contemplated hereby.

5.2 Payment of Fees. Seller shall pay any maintenance fees, annuities, and the like due on the Patents for a period of thirty (30) days following the Effective Date.

6.  REPRESENTATIONS AND WARRANTIES

Except as specifically described on Exhibit C to this Agreement , Seller hereby represents and warrants to Purchaser as follows:

6.1 Authority. Seller has the right and authority to enter into this Agreement and to carry out its obligations hereunder.

6.2 Title and Contest. Seller has good and marketable title to the Patents, including without limitation all rights, title, and interest in the Patents to sue for infringement thereof. The Patents are free and clear of all liens, mortgages, security interests or other encumbrances, and restrictions on transfer. To Seller's knowledge, there are no actions, suits, investigations, claims or proceedings threatened, pending or in progress relating in any way to the Patents. There are no existing contracts, agreements, options, commitments, proposals, bids, offers, or rights with, to, or in any person to acquire any of the Patents.

6.3 Existing Licenses. To Seller's knowledge, no rights or licenses have been granted under the Patents.

6.4 Restrictions on Rights. Purchaser will not be subject to any covenant not to sue or similar restrictions on its enforcement or enjoyment of the Patents as a result of the transaction contemplated in this Agreement, or any prior transaction related to the Patents.

6.5 Conduct. None of Seller or its representatives has engaged in any conduct, or omitted to perform any necessary act, the result of which would invalidate any of the Patents or hinder their enforcement, including but not limited to misrepresenting Seller's patent rights to a standard-setting organization.

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6.6  Enforcement.  Seller has not put a third party on notice of actual or potential infringement of any of the Patents or considered enforcement action(s) with respect to any of the Patents.

6.7 Patent Office Proceedings. None of the Patents have been or are currently involved in any reexamination, reissue, interference proceeding, or any similar proceeding and that no such proceedings are pending or threatened.

6.8 Fees. All maintenance fees, annuities, and the like due on the Patents have been timely paid.

6.9 Consents. Seller has obtained all third party consents, approvals, and/or other authorizations required to make the assignments of Section 4.

6.10 Validity and Enforceability. The Patents have never been found invalid or unenforceable for any reason in any administrative, arbitration, judicial or other proceeding, and Seller has not received any notice or information of any kind from any source suggesting that the Patents may be invalid or unenforceable.

6.11 Third Party Agreements. Purchaser hereby acknowledges that it has reviewed the Third Party Agreements (as such term is defined in Exhibit
      C), and expressly agrees that (i) its use and ownership of the Patents shall be subject to the terms of the Third Party Agreements, and (ii) it shall abide by the terms of the Third Party Agreements governing or otherwise relating to its use and ownership of the Patents. Purchaser shall indemnify, defend (with counsel selected by Seller), and hold harmless Seller, its directors, officers, employees, agents, and affiliates against any liability, loss, costs, or damages arising out of any breach of this Section 6.11. This indemnification obligation shall survive the termination of this Agreement for any reason.

6.12 Disclaimer of Warranty. EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, SELLER DISCLAIMS ALL REPRESENTATIONS, WARRANTIES AND COVENANTS OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, REGARDING ANY MATTER RELATED TO THIS AGREEMENT.

7.  MISCELLANEOUS

7.1 Limitation on Consequential Damages. EXCEPT FOR LIABILITY ARISING AS A RESULT OF A BREACH OF SECTION 6.11 AND EXCEPT FOR FRAUD, NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR LOSS OF PROFITS, OR ANY SPECIAL, CONSEQUENTIAL OR INCIDENTAL DAMAGES, HOWEVER CAUSED, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGE. THE PARTIES ACKNOWLEDGE THAT THESE LIMITATIONS ON POTENTIAL LIABILITIES WERE AN ESSENTIAL ELEMENT IN SETTING CONSIDERATION UNDER THIS AGREEMENT.

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7.2  Limitation of Liability.  EXCEPT FOR LIABILITY ARISING AS A RESULT OF A
     BREACH OF SECTION 6.11 AND EXCEPT FOR FRAUD, PURCHASER'S TOTAL LIABILITY UNDER THIS AGREEMENT SHALL BE THE PAYMENT OF FUNDS AS REQUIRED PURSUANT TO SECTION 3. THE PARTIES ACKNOWLEDGE THAT THESE LIMITATIONS ON POTENTIAL LIABILITIES WERE AN ESSENTIAL ELEMENT IN SETTING CONSIDERATION UNDER THIS AGREEMENT.

7.3 Compliance with Laws. Notwithstanding anything contained in this Agreement to the contrary, the obligations of the parties shall be subject to all laws, present arid future, of any government having jurisdiction over the parties and this transaction, and to orders, regulations, directions or requests of any such government.

7.4  Confidentiality of Terms.   The parties hereto shall keep the terms; and
     existence of this Agreement and the identities of the parties hereto confidential and shall not now or hereafter divulge any of this information to any third party except: (a) with the prior written consent of the other party; (b) as otherwise may be required by law or legal process, including in confidence to legal and financial advisors in their capacity of advising a party in such matters; (c) during the course of litigation, so long as the disclosure of such terms and conditions are restricted in the same manner as is the confidential information of other litigating parties; or (d) in confidence to its legal counsel, accountants, banks and financing sources and their advisors solely in connection with complying with financial transactions; provided that, in (b) through (d) above, (i) the disclosing party shall use all legitimate and legal means available to minimize the disclosure to third parties, including without limitation seeking a confidential treatment request or protective order whenever appropriate or available; and (ii) the disclosing party shall provide the other party with at least ten (10) days prior written notice of such disclosure.

7.5 Governing Law. Any claim arising under or relating to this Agreement shall be governed by the internal substantive laws of the State of New York without regard to principles of conflict of laws.

7.6 Jurisdiction. Each party hereby agrees to jurisdiction and venue in the courts of the State of California or the Federal courts sitting therein for all disputes and litigation arising under or relating to this Agreement.

7.7  Entire Agreement.   The terms and conditions of this Agreement,
     including its exhibits, constitutes the entire agreement between the parties with respect to the subject matter hereof, and merges and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions. Neither of the parties shall be bound by any conditions, definitions, warranties, understandings, or representations with respect to the subject matter hereof other than as expressly provided herein. The section headings contained in this Agreement are for reference purposes only and shall not affect in any

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
     way the meaning or interpretation of this Agreement. No oral explanation or oral information by either party hereto shall alter the meaning or interpretation of this Agreement. No amendments or modifications shall be effective unless in a writing signed by authorized representatives of both parties. These terms and conditions will prevail notwithstanding any different, conflicting or additional terms and conditions which may appear on any purchase order, acknowledgment or other writing not expressly incorporated into this Agreement. This Agreement may be executed in two (2) or more counterparts, all of which, taken together, shall be regarded as one and the same instrument. The following exhibits are attached hereto and incorporated herein: Exhibit A (entitled "Patent Rights to be, Assigned"); Exhibit B (entitled "Assignment of Patent Rights") and Exhibit C (entitled "Exceptions to Seller's Representations".

7.8 Notices: All notices required or permitted to be given hereunder shall be in writing, shall make reference to this Agreement, and shall be delivered by, hand* or dispatched by prepaid air courier or by registered or certified airmail, postage prepaid, addressed as follows:

     If to Seller                                  If to Purchaser

     Ramtron International Corporation             Purple Mountain Server LLC
     Enhanced Memory Systems, Inc.
     1850 Ramtron Drive                            171 Main St. #271
     Colorado Springs, CO 80921                    Los Altos, CA 94022
     Attn:  Greg B. Jones                          Attn:  Managing Director

     Such notices shall be deemed served when received by addressee or, if delivery is not accomplished by reason of some fault of the addressee, when tendered for delivery. Either party may give written notice of a change of address and, after notice of such change has been received, any notice or request shall thereafter be given to such party at such changed address.

7.9 Relationship of Parties. The parties hereto are independent contractors. Neither party has any express or implied right or authority to assume or create any obligations on behalf of the other or to bind the other to any contract, agreement or undertaking with any third party. Nothing in this Agreement shall be construed to create a partnership, joint venture, employment or agency relationship between Seller and Purchaser.

7.10 Equitable Relief. The parties agree that damages alone would be insufficient to compensate the aggrieved party for a breach of this Agreement, acknowledge that irreparable harm would result from a breach of this Agreement, and consent to the entering of an order for injunctive relief to prevent a breach or further breach, and the entering of an order for specific performance to compel performance of any obligations under this Agreement.

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

7.11 Severability. The terms and conditions stated herein are declared to be severable. If any paragraph, provision, or clause in this Agreement shall be found or be held to be invalid or unenforceable in any jurisdiction in which this Agreement is being performed, the remainder of this Agreement shall be valid and enforceable and the parties shall use good faith to negotiate a substitute, valid and enforceable provision which most nearly effects the parties' intent in entering into this Agreement.

7.12 Waiver. Failure by either party to enforce any term of this Agreement shall not be deemed a waiver of future enforcement of that or any other term in this Agreement or any other agreement that may be in place between the parties.

7.13 Assignment. Except as described in section 4.4, the terms and conditions of this Agreement shall inure to the benefit of the parties, their successors, assigns and other legal representatives, and shall be binding upon the parties, their successor, assigns and other legal representatives.

In witness whereof, the parties have executed this Patent Purchase Agreement as of the Effective Date:

Purple Mountain Server LLC                 Ramtron International Corporation

/S/  Julia Ceffalo                         /S/  Greg Jones
----------------------                     -------------------
Julia Ceffalo                              Greg Jones
Signature                                  Signature

Julia Ceffalo                              Greg Jones
----------------------                     -------------------
Printed Name                               Printed Name

Authorized Person                          President Tech Grp
----------------------                     -------------------
Title                                      Title

20 April 2004                              April 13, 2004
----------------------                     -------------------
Date                                       Date

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
                                           Enhanced Memory Systems, Inc.

                                           /S/  Greg Jones
                                           -------------------
                                           Greg Jones
                                           Signature

                                           Greg Jones
                                           -------------------
                                           Printed Name

                                           Director
                                           -------------------
                                           Title

                                           April 13, 2004
                                           -------------------
                                           Date

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
                                                                    Exhibit A

                          Patent Rights To Be Assigned

Patent or                                                   Title
Application No.  Country   Filing Date   Assignor         Inventor(s)
---------------  -------   -----------   --------   -------------------------
Pat. 5,104,822     U.S.    07/30/1990      RAM      Method For Creating Self-
  (RAM 317)                                         Aligned, Non-Patterned
                                                    Contact Areas And Stacked
                                                    Capacitors Using The
                                                    Method
                                                    Butler
-----------------------------------------------------------------------------
Pat. 5,162,890     U.S.    04/05/1991      RAM      Stacked Capacitor With
 (RAM 317 DIV)                                      Sidewall Insulation
                                                    Butler
-----------------------------------------------------------------------------
Pat. 2673615      Japan    07/30/1991      RAM      Method For Creating Self-
(RAM 317 JPN)                                       Aligned, Non-Patterned
                                                    Contact Areas And Stacked
                                                    Capacitors Using The
                                                    Method
                                                    Butler
-----------------------------------------------------------------------------
Pat. 5,170,242     U.S.    05/10/1991      RAM      Reaction Barrier For A
 (RAM 319 CON)                                      Multilayer Structure In
                                                    An Integrated Circuit
                                                    Stevens, Maekawa
-----------------------------------------------------------------------------
Pat. 2075540      Japan    07/13/1990      RAM      Reaction Barrier For A
 (RAM 319 JPN)                                      Multilayer Structure In
                                                    An Integrated Circuit
                                                    Stevens, Maekawa
-----------------------------------------------------------------------------
Pat. 5,075,817     U.S.    6/22/1990       RAM      Trench Capacitor For
 (RAM 320)                                          Large Scale Integrated
                                                    Memory
                                                    Butler
-----------------------------------------------------------------------------
Pat. 2089169      Japan    06/21/1991      RAM      Trench Capacitor For
 (RAM 320 JPN)                                      Large Scale Integrated
                                                    Memory
                                                    Butler
-----------------------------------------------------------------------------
Pat. 5,610,099     U.S.    06/28/1994      RAM      Process For Fabricating
 (RAM 321)                                          Transistors Using
                                                    Composite Nitride
                                                    Structure
                                                    Stevens, Bailey, Taylor

                                    Page-9

-----------------------------------------------------------------------------
Pat. 5,043,790     U.S.   04/05/1990       RAM      Sealed Self Aligned
 (RAM 322)                                          Contacts Using Two
                                                    Nitrides Process
                                                    Butler
-----------------------------------------------------------------------------
Pat. 5,216,281     U.S.    08/26/1991      RAM      Sealed Self Aligned
 (RAM 322 CIP)                                      Contact Incorporating A
                                                    Dopant Source
                                                    Butler
-----------------------------------------------------------------------------
Pat. 2005865      Japan    04/05/1991      RAM      Sealed Self Aligned
 (RAM 322 JPN)                                      Contacts Using Two
                                                    Nitrides Process
                                                    Butler
-----------------------------------------------------------------------------
Pat. 5,134,310     U.S.    01/23/1991      RAM      Current Supply Circuit
 (RAM 324)                                          For Driving High
                                                    Capacitance Load In An
                                                    Integrated Circuit
                                                    Mobley, Eaton
-----------------------------------------------------------------------------
Pat. 2932122      Japan    01/23/1992      RAM      Current Supply Circuit
 (RAM 324 JPN)                                      For Driving High
                                                    Capacitance Load In An
                                                    Integrated Circuit
                                                    Mobley, Eaton
-----------------------------------------------------------------------------
Pat. 5,117,177     U.S.    01/23/1991      RAM      Reference Generator For
 (RAM 325)                                          An Integrated Circuit
                                                    Eaton
-----------------------------------------------------------------------------
Pat. 3106216      Japan    01/23/1992      RAM      Reference Generator For
 (RAM 325 JPN)                                      An Integrated Circuit
                                                    Eaton
-----------------------------------------------------------------------------
Pat. 5,255,222     U.S.    01/23/1991      RAM      Output Control Circuit
 (RAM 326)                                          Having Continuously
                                                    Variable Drive Current
                                                    Eaton
-----------------------------------------------------------------------------
Pat. 3136424      Japan    01/22/1992      RAM      Output Control Circuit
 (RAM 326 JPN)                                      Having Continuously
                                                    Variable Drive Current
                                                    Eaton
-----------------------------------------------------------------------------
Pat. 5,699,317     U.S.    10/06/1994      EMS      Enhanced Dram With All
 (RAM 343 CIP)                                      Reads From On-Chip Cache
                                                    And All Writes To Memory
                                                    Array
                                                    Mobley, Sartore,
                                                    Carrigan, Jones

                                    Page-10

-----------------------------------------------------------------------------
Pat. 5,721,862     U.S.    06/02/1995      EMS      Enhanced Dram With Single
 (RAM 343 CON)                                      Row SRAM Cache For All
                                                    Device Read Operations
                                                    Mobley, Sartore,
                                                    Carrigan, Jones
-----------------------------------------------------------------------------
Pat. 69324508.5   Germany  01/14/1993      EMS      Edram With Embedded
 (RAM 343 DE)                                       Registers
                                                    Mobley, Sartore,
                                                    Carrigan, Jones
-----------------------------------------------------------------------------
Pat. 5,887,272     U.S.    07/03/1997      EMS      Enhanced Dram With
 (RAM 343 DIV)                                      Embedded Registers
                                                    Mobley, Sartore,
                                                    Carrigan, Jones
-----------------------------------------------------------------------------
Pat. 6,347,357     U.S.    10/30/1998      EMS      Enhanced Dram With
 (RAM 343                                           Embedded Registers
 DIV/CON)                                           Mobley, Sartore,
                                                    Carrigan, Jones
-----------------------------------------------------------------------------
App. 09/962,287    U.S.    09/24/2001      EMS      Enhanced Dram With
 (RAM 343                                           Embedded Registers
 DIV/CON2)                                          Mobley, Sartore,
                                                    Carrigan, Jones
-----------------------------------------------------------------------------
Pat. 2851503      Japan    01/21/1993      EMS      EDRAM Having A
 (RAM 343 JPN)                                      Dynamically-Sized Cache
                                                    Memory And Associated
                                                    Method
                                                    Mobley, Sartore,
                                                    Carrigan, Jones
-----------------------------------------------------------------------------
Pat. 5,566,318     U.S.    08/02/1994      RAM      Circuit With A Single
 (RAM 381)                                          Address Register That
                                                    Augments A Memory
                                                    Controller By Enabling
                                                    Cache Reads And Page-Mode
                                                    Writes
                                                    Joseph
-----------------------------------------------------------------------------
Pat. 5,835,442     U.S.    03/22/1996      EMS      EDRAM With Integrated
 (RAM 393)                                          Generation And Control Of
                                                    Write Enable And Column
                                                    Latch Signals And Method
                                                    For Making Same
                                                    Joseph, D.N. Heisler,
                                                    D.J. Heisler

                                    Page-11

-----------------------------------------------------------------------------
Pat. 5,991,851     U.S.    05/02/1997      EMS      Enhanced Signal
 (RAM 417)                                          Processing Random Access
                                                    Memory Device Utilizing A
                                                    Dram Memory Array
                                                    Integrated With An
                                                    Associated SRAM Cache And
                                                    Internal Refresh Control
                                                    Alwais, Mobley
-----------------------------------------------------------------------------
Pat. 5,901,100     U.S.    04/01/1997      RAM      First-In, First-Out
 (RAM 418)                                          Integrated Circuit Memory
                                                    Device Utilizing A
                                                    Dynamic Random Access
                                                    Memory Array For Data
                                                    Storage Implemented In
                                                    Conjunction With An
                                                    Associated Static Random
                                                    Access Memory Cache
                                                    Taylor
-----------------------------------------------------------------------------
Pat. 6,072,741     U.S.    03/11/1999      RAM      First-In, First-Out
 (RAM 418 CIP)                                      Integrated Circuit Memory
                                                    Device Utilizing A
                                                    Dynamic Random Access
                                                    Memory Array For Data
                                                    Storage Implemented In
                                                    Conjunction With An
                                                    Associated Static Random
                                                    Access Memory Cache
                                                    Taylor
-----------------------------------------------------------------------------
Pat. 6,172,927     U.S.    03/24/2000      RAM      First-In, First-Out
 (RAM 418 CIP2)                                     Integrated Circuit Memory
                                                    Device Incorporating A
                                                    Retransmit Function
                                                    Taylor
-----------------------------------------------------------------------------
Pat. 6,141,281     U.S.    04/29/1998      EMS      Technique For Reducing
 (RAM 429)                                          Element Disable Fuse
                                                    Pitch Requirements In An
                                                    Integrated Circuit Device
                                                    Incorporating Replaceable
                                                    Circuit Elements
                                                    Mobley, Ash
-----------------------------------------------------------------------------
Pat. 6,055,192     U.S.    09/03/1998      EMS      Dynamic Random Access
 (RAM 430)                                          Memory Word Line Boost
                                                    Technique Employing A
                                                    Boost-On-Writes Policy
                                                    Mobley

                                    Page-12

-----------------------------------------------------------------------------
Pat. 6,064,620     U.S.    07/08/1998      EMS      Multi-Array Memory
 (RAM 432)                                          Device, And Associated
                                                    Method, Having Shared
                                                    Decoder Circuitry
                                                    Mobley
-----------------------------------------------------------------------------
Pat. 6,278,646     U.S.    03/23/2000      EMS      Multi-Array Memory
 (RAM 432 CIP)                                      Device And Associated
                                                    Method Having Shared
                                                    Decoder Circuitry
                                                    Mobley
-----------------------------------------------------------------------------
Pat. 5,963,481     U.S.    06/30/1998      EMS      Embedded Enhanced DRAM
 (RAM 447)                                          And Associated Method
                                                    Alwais, Peters
-----------------------------------------------------------------------------
App. 99302956.0   Europe   04/16/1999      EMS      Embedded Enhanced DRAM
 (RAM 447 EPO)                                      And Associated Method
                                                    Alwais, Peters
-----------------------------------------------------------------------------
Pat. 6,249,840     U.S.    10/23/1998      EMS      Multi-Bank Esdram With
 (RAM 448)                                          Cross-Coupled SRAM Cache
                                                    Registers
                                                    Peters
-----------------------------------------------------------------------------
Pat. 6,330,636     U.S.    01/25/1999      EMS      Double Data Rate
 (RAM 450)                                          Synchronous Dynamic
                                                    Random Access Memory
                                                    Device Incorporating A
                                                    Static RAM Cache Per
                                                    Memory Bank
                                                    Bondurant, Peters, Mobley
-----------------------------------------------------------------------------
Pat. 6,151,236     U.S.    02/29/2000      EMS      Enhanced Bus Turnaround
 (RAM 460)                                          Integrated Circuit
                                                    Dynamic Random Access
                                                    Memory Device
                                                    Bondurant, Fisch,
                                                    Grieshaber, Mobley,
                                                    Peters
-----------------------------------------------------------------------------
Pat. 6,301,183     U.S.    07/27/2000      EMS      Enhanced Bus Turnaround
 (RAM 460 CON)                                      Integrated Circuit
                                                    Dynamic Random Access
                                                    Memory Device
                                                    Bondurant, Fisch,
                                                    Grieshaber, Mobley,
                                                    Peters

                                    Page-13

-----------------------------------------------------------------------------
App. 2001-052888  Japan    02/27/2001      EMS      Enhanced Bus Turnaround
 (RAM 460 JPN)                                      Integrated Circuit
                                                    Dynamic Random Access
                                                    Memory Device
                                                    Bondurant, Fisch,
                                                    Grieshaber, Mobley,
                                                    Peters
-----------------------------------------------------------------------------
Pat. 6,392,441     U.S.    06/13/2000      EMS      Fast Response Circuit
 (RAM 461)                                          Moscaluk
-----------------------------------------------------------------------------
Pat. 6,373,751     U.S.    05/15/2000      EMS      Packet-Based Integrated
 (RAM 463)                                          Circuit Dynamic Random
                                                    Access Memory Device
                                                    Incorporating An On-Chip
                                                    Row Register Cache To
                                                    Reduce Data Access
                                                    Latencies
                                                    Bondurant
-----------------------------------------------------------------------------
Pat. 6,549,472     U.S.    02/21/2002      EMS      Packet-Based Integrated
 (RAM 463 CON)                                      Circuit Dynamic Random
                                                    Access Memory Device
                                                    Incorporating An On-Chip
                                                    Row Register Cache To
                                                    Reduce Data Access
                                                    Latencies
                                                    Bondurant
-----------------------------------------------------------------------------
Pat. 6,646,928     U.S.    01/16/2003      EMS      Packet-Based Integrated
 (RAM 463 DIV)                                      Circuit Dynamic Random
                                                    Access Memory Device
                                                    Incorporating An On-Chip
                                                    Row Register Cache To
                                                    Reduce Data Access
                                                    Latencies
                                                    Bondurant
-----------------------------------------------------------------------------
Pat. 6,501,698     U.S.    11/01/2000      EMS      Structure And Method
 (RAM 464)                                          For Hiding DRAM Cycle
                                                    Time Behind A Burst
                                                    Access
                                                    Mobley
-----------------------------------------------------------------------------
App. 09/828,283    U.S.    04/05/2001      EMS      Method For Hiding A
 (RAM 465)                                          Refresh In A Pseudo-
                                                    Static Memory
                                                    Mobley

                                    Page-14

-----------------------------------------------------------------------------
Pat. 6,538,928     U.S.    10/11/2000      EMS      Method For Reducing
 (RAM 468)                                          The Width Of A Global
                                                    Data Bus In A Memory
                                                    Architecture
                                                    Mobley
-----------------------------------------------------------------------------
App. 09/828,488    U.S.    04/05/2001      EMS      Method And Circuit For
 (RAM 487)                                          Increasing The Memory
                                                    Access Speed Of An
                                                    Enhanced Synchronous
                                                    SDRAM
                                                    Peters
-----------------------------------------------------------------------------
App. 10/782,386    U.S.    02/18/2004      EMS      Method And Circuit For
 (RAM 487 CON)                                      Increasing The Memory
                                                    Access Speed Of An
                                                    Enhanced Synchronous
                                                    SDRAM
                                                    Peters
-----------------------------------------------------------------------------
App. 10/178,072    U.S.    06/20/2002      RAM      Method And Circuit For
 (RAM 491)                                          Increasing The Memory
                                                    Access Speed Of An
                                                    Enhanced Synchronous
                                                    SDRAM
                                                    Mobley, Peters, Schuette
-----------------------------------------------------------------------------
Pat. 5,787,457     U.S.    10/18/1996      EMS      Cached Synchronous DRAM
                                                    Architecture Allowing
                                                    Concurrent DRAM
                                                    Operations
                                                    Miller, Rogers, Tomashot,
                                                    Bondurant, Jones, Jr.,
                                                    Mobley
-----------------------------------------------------------------------------
Pat. 6,289,413     U.S.    10/15/1999      EMS      Cached Synchronous DRAM
                                                    Architecture Having A
                                                    Mode Register
                                                    Programmable Cache Policy
                                                    Rogers, Tomashot,
                                                    Bondurant, Jones, Jr.,
                                                    Mobley

                                    Page-15

                                                                    Exhibit B

                         ASSIGNMENT OF PATENT RIGHTS

For good and valuable consideration, the receipt of which is hereby acknowledged, Ramtron International Corporation and Enhanced Memory Systems, Inc., each having offices at 1850 Ramtron Drive, Colorado Springs, Colorado 80921 (together, "Assignor"), do hereby sell, assign, transfer and convey unto Purple Mountain Server LLC, a Delaware limited liability company, having an office at 171 Main Street, #271, Los Altos, California 94022 ("Assignee") or its designees, all of Assignor's right, title and interest in and to: the patent applications and patents listed below, any patents, registrations, or certificates of invention issuing on any patent applications listed below, the inventions disclosed in any of the foregoing, any and all counterpart United States, international and foreign patents, applications and certificates of invention based upon or covering any portion of the foregoing, and all reissues, re-examinations, divisionals, renewals, extensions, provisionals, continuations and continuations-in-part of any of the foregoing (collectively "Patent Rights"):

Patent or                                                   Title
Application No.  Country   Filing Date   Assignor         Inventor(s)
---------------  -------   -----------   --------   -------------------------
Pat. 5,104,822     U.S.    07/30/1990      RAM      Method For Creating Self-
 (RAM 317)                                          Aligned, Non-Patterned
                                                    Contact Areas And Stacked
                                                    Capacitors Using The
                                                    Method
                                                    Butler
-----------------------------------------------------------------------------
Pat. 5,162,890     U.S.    04/05/1991      RAM      Stacked Capacitor With
 (RAM 317 DIV)                                      Sidewall Insulation
                                                    Butler
-----------------------------------------------------------------------------
Pat. 2673615      Japan    07/30/1991      RAM      Method For Creating Self-
(RAM 317 JPN)                                       Aligned, Non-Patterned
                                                    Contact Areas And Stacked
                                                    Capacitors Using The
                                                    Method
                                                    Butler
-----------------------------------------------------------------------------
Pat. 5,170,242     U.S.    05/10/1991      RAM      Reaction Barrier For A
 (RAM 319 CON)                                      Multilayer Structure In
                                                    An Integrated Circuit
                                                    Stevens, Maekawa
-----------------------------------------------------------------------------
Pat. 2075540      Japan    07/13/1990      RAM      Reaction Barrier For A
 (RAM 319 JPN)                                      Multilayer Structure In
                                                    An Integrated Circuit
                                                    Stevens, Maekawa

                                    Page-16

-----------------------------------------------------------------------------
Pat. 5,075,817     U.S.    6/22/1990       RAM      Trench Capacitor For
 (RAM 320)                                          Large Scale Integrated
                                                    Memory
                                                    Butler
-----------------------------------------------------------------------------
Pat. 2089169      Japan    06/21/1991      RAM      Trench Capacitor For
 (RAM 320 JPN)                                      Large Scale Integrated
                                                    Memory
                                                    Butler
-----------------------------------------------------------------------------
Pat. 5,610,099     U.S.    06/28/1994      RAM      Process For Fabricating
 (RAM 321)                                          Transistors Using
                                                    Composite Nitride
                                                    Structure
                                                    Stevens, Bailey, Taylor
-----------------------------------------------------------------------------
Pat. 5,043,790     U.S.   04/05/1990       RAM      Sealed Self Aligned
 (RAM 322)                                          Contacts Using Two
                                                    Nitrides Process
                                                    Butler
-----------------------------------------------------------------------------
Pat. 5,216,281     U.S.    08/26/1991      RAM      Sealed Self Aligned
 (RAM 322 CIP)                                      Contact Incorporating A
                                                    Dopant Source
                                                    Butler
-----------------------------------------------------------------------------
Pat. 2005865      Japan    04/05/1991      RAM      Sealed Self Aligned
 (RAM 322 JPN)                                      Contacts Using Two
                                                    Nitrides Process
                                                    Butler
-----------------------------------------------------------------------------
Pat. 5,134,310     U.S.    01/23/1991      RAM      Current Supply Circuit
 (RAM 324)                                          For Driving High
                                                    Capacitance Load In An
                                                    Integrated Circuit
                                                    Mobley, Eaton
-----------------------------------------------------------------------------
Pat. 2932122      Japan    01/23/1992      RAM      Current Supply Circuit
 (RAM 324 JPN)                                      For Driving High
                                                    Capacitance Load In An
                                                    Integrated Circuit
                                                    Mobley, Eaton
-----------------------------------------------------------------------------
Pat. 5,117,177     U.S.    01/23/1991      RAM      Reference Generator For
 (RAM 325)                                          An Integrated Circuit
                                                    Eaton
-----------------------------------------------------------------------------
Pat. 3106216      Japan    01/23/1992      RAM      Reference Generator For
 (RAM 325 JPN)                                      An Integrated Circuit
                                                    Eaton

                                    Page-17

-----------------------------------------------------------------------------
Pat. 5,255,222     U.S.    01/23/1991      RAM      Output Control Circuit
 (RAM 326)                                          Having Continuously
                                                    Variable Drive Current
                                                    Eaton
-----------------------------------------------------------------------------
Pat. 3136424      Japan    01/22/1992      RAM      Output Control Circuit
 (RAM 326 JPN)                                      Having Continuously
                                                    Variable Drive Current
                                                    Eaton
-----------------------------------------------------------------------------
Pat. 5,699,317     U.S.    10/06/1994      EMS      Enhanced Dram With All
 (RAM 343 CIP)                                      Reads From On-Chip Cache
                                                    And All Writes To Memory
                                                    Array
                                                    Mobley, Sartore,
                                                    Carrigan, Jones
-----------------------------------------------------------------------------
Pat. 5,721,862     U.S.    06/02/1995      EMS      Enhanced Dram With Single
 (RAM 343 CON)                                      Row SRAM Cache For All
                                                    Device Read Operations
                                                    Mobley, Sartore,
                                                    Carrigan, Jones
-----------------------------------------------------------------------------
Pat. 69324508.5   Germany  01/14/1993      EMS      Edram With Embedded
 (RAM 343 DE)                                       Registers
                                                    Mobley, Sartore,
                                                    Carrigan, Jones
-----------------------------------------------------------------------------
Pat. 5,887,272     U.S.    07/03/1997      EMS      Enhanced Dram With
 (RAM 343 DIV)                                      Embedded Registers
                                                    Mobley, Sartore,
                                                    Carrigan, Jones
-----------------------------------------------------------------------------
Pat. 6,347,357     U.S.    10/30/1998      EMS      Enhanced Dram With
 (RAM 343                                           Embedded Registers
 DIV/CON)                                           Mobley, Sartore,
                                                    Carrigan, Jones
-----------------------------------------------------------------------------
App. 09/962,287    U.S.    09/24/2001      EMS      Enhanced Dram With
 (RAM 343                                           Embedded Registers
 DIV/CON2)                                          Mobley, Sartore,
                                                    Carrigan, Jones
-----------------------------------------------------------------------------
Pat. 2851503      Japan    01/21/1993      EMS      EDRAM Having A
 (RAM 343 JPN)                                      Dynamically-Sized Cache
                                                    Memory And Associated
                                                    Method
                                                    Mobley, Sartore,
                                                    Carrigan, Jones

                                    Page-18

-----------------------------------------------------------------------------
Pat. 5,566,318     U.S.    08/02/1994      RAM      Circuit With A Single
 (RAM 381)                                          Address Register That
                                                    Augments A Memory
                                                    Controller By Enabling
                                                    Cache Reads And Page-Mode
                                                    Writes
                                                    Joseph
-----------------------------------------------------------------------------
Pat. 5,835,442     U.S.    03/22/1996      EMS      EDRAM With Integrated
 (RAM 393)                                          Generation And Control Of
                                                    Write Enable And Column
                                                    Latch Signals And Method
                                                    For Making Same
                                                    Joseph, D.N. Heisler,
                                                    D.J. Heisler
-----------------------------------------------------------------------------
Pat. 5,991,851     U.S.    05/02/1997      EMS      Enhanced Signal
 (RAM 417)                                          Processing Random Access
                                                    Memory Device Utilizing A
                                                    Dram Memory Array
                                                    Integrated With An
                                                    Associated SRAM Cache And
                                                    Internal Refresh Control
                                                    Alwais, Mobley
-----------------------------------------------------------------------------
Pat. 5,901,100     U.S.    04/01/1997      RAM      First-In, First-Out
 (RAM 418)                                          Integrated Circuit Memory
                                                    Device Utilizing A
                                                    Dynamic Random Access
                                                    Memory Array For Data
                                                    Storage Implemented In
                                                    Conjunction With An
                                                    Associated Static Random
                                                    Access Memory Cache
                                                    Taylor
-----------------------------------------------------------------------------
Pat. 6,072,741     U.S.    03/11/1999      RAM      First-In, First-Out
 (RAM 418 CIP)                                      Integrated Circuit Memory
                                                    Device Utilizing A
                                                    Dynamic Random Access
                                                    Memory Array For Data
                                                    Storage Implemented In
                                                    Conjunction With An
                                                    Associated Static Random
                                                    Access Memory Cache
                                                    Taylor

                                    Page-19

-----------------------------------------------------------------------------
Pat. 6,172,927     U.S.    03/24/2000      RAM      First-In, First-Out
 (RAM 418 CIP2)                                     Integrated Circuit Memory
                                                    Device Incorporating A
                                                    Retransmit Function
                                                    Taylor
-----------------------------------------------------------------------------
Pat. 6,141,281     U.S.    04/29/1998      EMS      Technique For Reducing
 (RAM 429)                                          Element Disable Fuse
                                                    Pitch Requirements In An
                                                    Integrated Circuit Device
                                                    Incorporating Replaceable
                                                    Circuit Elements
                                                    Mobley, Ash
-----------------------------------------------------------------------------
Pat. 6,055,192     U.S.    09/03/1998      EMS      Dynamic Random Access
 (RAM 430)                                          Memory Word Line Boost
                                                    Technique Employing A
                                                    Boost-On-Writes Policy
                                                    Mobley
-----------------------------------------------------------------------------
Pat. 6,064,620     U.S.    07/08/1998      EMS      Multi-Array Memory
 (RAM 432)                                          Device, And Associated
                                                    Method, Having Shared
                                                    Decoder Circuitry
                                                    Mobley
-----------------------------------------------------------------------------
Pat. 6,278,646     U.S.    03/23/2000      EMS      Multi-Array Memory
 (RAM 432 CIP)                                      Device And Associated
                                                    Method Having Shared
                                                    Decoder Circuitry
                                                    Mobley
-----------------------------------------------------------------------------
Pat. 5,963,481     U.S.    06/30/1998      EMS      Embedded Enhanced DRAM
 (RAM 447)                                          And Associated Method
                                                    Alwais, Peters
-----------------------------------------------------------------------------
App. 99302956.0   Europe   04/16/1999      EMS      Embedded Enhanced DRAM
 (RAM 447 EPO)                                      And Associated Method
                                                    Alwais, Peters
-----------------------------------------------------------------------------
Pat. 6,249,840     U.S.    10/23/1998      EMS      Multi-Bank Esdram With
 (RAM 448)                                          Cross-Coupled SRAM Cache
                                                    Registers
                                                    Peters

                                    Page-20

-----------------------------------------------------------------------------
Pat. 6,330,636     U.S.    01/25/1999      EMS      Double Data Rate
 (RAM 450)                                          Synchronous Dynamic
                                                    Random Access Memory
                                                    Device Incorporating A
                                                    Static RAM Cache Per
                                                    Memory Bank
                                                    Bondurant, Peters, Mobley
-----------------------------------------------------------------------------
Pat. 6,151,236     U.S.    02/29/2000      EMS      Enhanced Bus Turnaround
 (RAM 460)                                          Integrated Circuit
                                                    Dynamic Random Access
                                                    Memory Device
                                                    Bondurant, Fisch,
                                                    Grieshaber, Mobley,
                                                    Peters
-----------------------------------------------------------------------------
Pat. 6,301,183     U.S.    07/27/2000      EMS      Enhanced Bus Turnaround
 (RAM 460 CON)                                      Integrated Circuit
                                                    Dynamic Random Access
                                                    Memory Device
                                                    Bondurant, Fisch,
                                                    Grieshaber, Mobley,
                                                    Peters
-----------------------------------------------------------------------------
App. 2001-052888  Japan    02/27/2001      EMS      Enhanced Bus Turnaround
 (RAM 460 JPN)                                      Integrated Circuit
                                                    Dynamic Random Access
                                                    Memory Device
                                                    Bondurant, Fisch,
                                                    Grieshaber, Mobley,
                                                    Peters
-----------------------------------------------------------------------------
Pat. 6,392,441     U.S.    06/13/2000      EMS      Fast Response Circuit
 (RAM 461)                                          Moscaluk
-----------------------------------------------------------------------------
Pat. 6,373,751     U.S.    05/15/2000      EMS      Packet-Based Integrated
 (RAM 463)                                          Circuit Dynamic Random
                                                    Access Memory Device
                                                    Incorporating An On-Chip
                                                    Row Register Cache To
                                                    Reduce Data Access
                                                    Latencies
                                                    Bondurant
-----------------------------------------------------------------------------
Pat. 6,549,472     U.S.    02/21/2002      EMS      Packet-Based Integrated
 (RAM 463 CON)                                      Circuit Dynamic Random
                                                    Access Memory Device
                                                    Incorporating An On-Chip
                                                    Row Register Cache To
                                                    Reduce Data Access
                                                    Latencies
                                                    Bondurant

                                    Page-21

-----------------------------------------------------------------------------
Pat. 6,646,928     U.S.    01/16/2003      EMS      Packet-Based Integrated
 (RAM 463 DIV)                                      Circuit Dynamic Random
                                                    Access Memory Device
                                                    Incorporating An On-Chip
                                                    Row Register Cache To
                                                    Reduce Data Access
                                                    Latencies
                                                    Bondurant
-----------------------------------------------------------------------------
Pat. 6,501,698     U.S.    11/01/2000      EMS      Structure And Method
 (RAM 464)                                          For Hiding DRAM Cycle
                                                    Time Behind A Burst
                                                    Access
                                                    Mobley
-----------------------------------------------------------------------------
App. 09/828,283    U.S.    04/05/2001      EMS      Method For Hiding A
 (RAM 465)                                          Refresh In A Pseudo-
                                                    Static Memory
                                                    Mobley
-----------------------------------------------------------------------------
Pat. 6,538,928     U.S.    10/11/2000      EMS      Method For Reducing
 (RAM 468)                                          The Width Of A Global
                                                    Data Bus In A Memory
                                                    Architecture
                                                    Mobley
-----------------------------------------------------------------------------
App. 09/828,488    U.S.    04/05/2001      EMS      Method And Circuit For
 (RAM 487)                                          Increasing The Memory
                                                    Access Speed Of An
                                                    Enhanced Synchronous
                                                    SDRAM
                                                    Peters
-----------------------------------------------------------------------------
App. 10/782,386    U.S.    02/18/2004      EMS      Method And Circuit For
 (RAM 487 CON)                                      Increasing The Memory
                                                    Access Speed Of An
                                                    Enhanced Synchronous
                                                    SDRAM
                                                    Peters
-----------------------------------------------------------------------------
App. 10/178,072    U.S.    06/20/2002      RAM      Method And Circuit For
 (RAM 491)                                          Increasing The Memory
                                                    Access Speed Of An
                                                    Enhanced Synchronous
                                                    SDRAM
                                                    Mobley, Peters, Schuette

                                    Page-22

-----------------------------------------------------------------------------
Pat. 5,787,457     U.S.    10/18/1996      EMS      Cached Synchronous DRAM
                                                    Architecture Allowing
                                                    Concurrent DRAM
                                                    Operations
                                                    Miller, Rogers, Tomashot,
                                                    Bondurant, Jones, Jr.,
                                                    Mobley
-----------------------------------------------------------------------------
Pat. 6,289,413     U.S.    10/15/1999      EMS      Cached Synchronous DRAM
                                                    Architecture Having A
                                                    Mode Register
                                                    Programmable Cache Policy
                                                    Rogers, Tomashot,
                                                    Bondurant, Jones, Jr.,
                                                    Mobley
-----------------------------------------------------------------------------

Subject to the exceptions described on Exhibit C to the Patent Purchase Agreement by and between the parties dated as of April 13, 2004, Assignor represents, warrants and covenants that: (i) it is the sole owner, assignee and holder of record title to the Patent Rights identified above, (ii) it has obtained and submitted for recordation previously executed assignments for all patent applications and patents identified above as necessary to fully perfect its rights and title therein in accordance with governing law and regulations in each respective jurisdiction, and (iii) it has full power and authority to make the present assignment.

Assignor further agrees to and hereby does sell, assign, transfer and convey unto Assignee all of its rights: (i) in and to causes of action and enforcement rights for the Patent Rights including all rights to pursue damages, injunctive relief and other remedies for past and future infringement of the Patent Rights, and (ii) to apply in any or all countries of the world for patents, certificates of invention or other governmental grants for the Patent Rights, including without limitation under the Paris Convention for the Protection of Industrial Property, the International Patent Cooperation Treaty, or any other convention, treaty, agreement or understanding. Assignor also hereby authorizes the respective patent office or governmental agency in each jurisdiction to issue any and all patents or certificates of invention which may be granted upon any of the Patent Rights in the name of Assignee, as the assignee to the entire interest therein.

Assignor will, at the reasonable request of Assignee and at Assignee's sole expense, do all things necessary, proper, or advisable, including without limitation the execution, acknowledgment and recordation of specific assignments, oaths, declarations and other documents on a country-by-country basis, to assist Assignee in obtaining, perfecting, sustaining, and/or enforcing the Patent Rights. Such assistance shall include providing, and obtaining from the respective inventors, prompt production of pertinent facts and documents, giving of testimony, execution of petitions, oaths, powers of

                                    Page-23
attorney, specifications, declarations or other papers and other assistance reasonably necessary for filing patent applications, complying with any duty of disclosure, and conducting prosecution, reexamination, reissue, interference or other priority proceedings, opposition proceedings, cancellation proceedings, public use proceedings, infringement or other court actions and the like with respect to the Patent Rights.

The terms and conditions of this Assignment shall inure to the benefit of Assignee, its successors, assigns and other legal representatives, and shall be binding upon Assignor, its successor, assigns and other legal representatives.

IN WITNESS WHEREOF this Assignment of Patent Rights is executed at Ramtron on April 13, 2004

RAMTRON INTERNATIONAL CORPORATION

   /S/ Greg Jones
   ------------------------------
By:  Greg Jones
Name:  Greg Jones
Title:  President, Tech Grp.

(Signature MUST be notarized)

STATE OF COLORADO  )
                   )  ss.
COUNTY OF EL PASO  )

The foregoing instrument was acknowledged before me on this 13 of April, 2004, by Greg Jones as President of Ramtron International Corporation, a Delaware corporation.

/S/ Deborah E. Doyle
--------------------
Deborah E. Doyle

Notary Public

My commission expires:  10-30-07

[SEAL]

                                    Page-24

ENHANCED MEMORY SYSTEMS, INC.


   /S/ Greg Jones
   ------------------------------
By:  Greg Jones
Name:  Greg Jones
Title:  Director

(Signature MUST be notarized)

STATE OF COLORADO  )
                   )  ss.
COUNTY OF EL PASO  )

The foregoing instrument was acknowledged before me on this 13 of April, 2004, by Greg Jones as President of Enhanced Memory Systems, Inc., a Delaware corporation.

/S/ Deborah E. Doyle
--------------------
Deborah E. Doyle

Notary Public

My commission expires:  10-30-07
[SEAL]

                                    Page-25

                                                                    Exhibit C
                   Exceptions to Seller's Representations

The representations and warranties contained in Section 6 are hereby made expressly subject to the disclosures below, including without limitation the restrictions and other provisions contained in the agreements identified below (the "Third Party Agreements").

1. "CROSS LICENSE AGREEMENT" by and between Infineon Technologies AG and Enhanced Memory Systems Inc. dated May 7, 2002, a copy of which is attached.

2.  "Agreement for EDRAM Design and Purchase of Products" between
    International Business Machines Corporation and Ramtron International Corporation executed April 26, 1995, a copy of which is attached. The following Patents constitute joint inventions owned by EMS and International Business Machines Corporation.

-----------------------------------------------------------------------------
Pat. 5,787,457     U.S.    10/18/1996      EMS      Cached Synchronous DRAM
                                           IBM      Architecture Allowing
                                                    Concurrent DRAM
                                                    Operations
-----------------------------------------------------------------------------
Pat. 6,289,413     U.S.    10/15/1999      EMS      Cached Synchronous DRAM
                                           IBM      Architecture Having A
                                                    Mode Register
                                                    Programmable Cache Policy
-----------------------------------------------------------------------------

3. The following Patents are jointly owned by UMC Japan and Ramtron International Corporation ("RIC"), previously Ramtron Corporation ("RAM"), in accordance with a Product Development and License Agreement dated September 20, 1998, a Letter of Agreement-September 22, 1989, and a Termination Agreement made and entered into as of May 17, 1995, copies of which are attached. It is Ramtron's understanding that NMB Semiconductor Company, Ltd. has undergone a number of name changes, including from NMB Semiconductor Company, Ltd. ("NMB") to Nippon Steel Semiconductor Corporation ("NSSC") to Nippon Foundry, Inc. ("NFI") to UMC Japan. Registered current owners (with respect to Japanese patents) and owners of record (with respect to U.S. patents) are listed below.

-----------------------------------------------------------------------------
Pat. 5,104,822     U.S.    07/30/1990      RIC      Method For Creating Self-
  (RAM 317)                                NSSC     Aligned, Non-Patterned
                                                    Contact Areas And Stacked
                                                    Capacitors Using The
                                                    Method

                                    Page-26

-----------------------------------------------------------------------------
Pat. 5,162,890     U.S.    04/05/1991      RIC      Stacked Capacitor With
 (RAM 317 DIV)                             NSSC     Sidewall Insulation
-----------------------------------------------------------------------------
Pat. 2673615      Japan    07/30/1991      RIC      Method For Creating Self-
(RAM 317 JPN)                              NMB      Aligned, Non-Patterned
                                                    Contact Areas And Stacked
                                                    Capacitors Using The
                                                    Method
-----------------------------------------------------------------------------
Pat. 5,170,242     U.S.    05/10/1991      RIC      Reaction Barrier For A
 (RAM 319 CON)                             NSSC     Multilayer Structure In
                                                    An Integrated Circuit
-----------------------------------------------------------------------------
Pat. 2075540      Japan    07/13/1990      RAM      Reaction Barrier For A
 (RAM 319 JPN)                             NMB      Multilayer Structure In
                                                    An Integrated Circuit
-----------------------------------------------------------------------------
Pat. 5,075,817     U.S.    6/22/1990       RIC      Trench Capacitor For
 (RAM 320)                                 NSSC     Large Scale Integrated
                                                    Memory
-----------------------------------------------------------------------------
Pat. 2089169      Japan    06/21/1991      RIC      Trench Capacitor For
 (RAM 320 JPN)                             NMB      Large Scale Integrated
                                                    Memory
-----------------------------------------------------------------------------
Pat. 5,043,790     U.S.   04/05/1990       RIC      Sealed Self Aligned
 (RAM 322)                                 NSSC     Contacts Using Two
                                                    Nitrides Process
-----------------------------------------------------------------------------
Pat. 5,216,281     U.S.    08/26/1991      RIC      Sealed Self Aligned
 (RAM 322 CIP)                             NSSC     Contact Incorporating A
                                                    Dopant Source
-----------------------------------------------------------------------------
Pat. 2005865      Japan    04/05/1991      RIC      Sealed Self Aligned
 (RAM 322 JPN)                             NMB      Contacts Using Two
                                                    Nitrides Process
-----------------------------------------------------------------------------
Pat. 5,134,310     U.S.    01/23/1991      RIC      Current Supply Circuit
 (RAM 324)                                 NSSC     For Driving High
                                                    Capacitance Load In An
                                                    Integrated Circuit
-----------------------------------------------------------------------------
Pat. 2932122      Japan    01/23/1992      RIC      Current Supply Circuit
 (RAM 324 JPN)                             NFI      For Driving High
                                                    Capacitance Load In An
                                                    Integrated Circuit
-----------------------------------------------------------------------------
Pat. 5,117,177     U.S.    01/23/1991      RIC      Reference Generator For
 (RAM 325)                                 NSSC     An Integrated Circuit

                                    Page-27

-----------------------------------------------------------------------------
Pat. 3106216      Japan    01/23/1992      RAM      Reference Generator For
 (RAM 325 JPN)                             NFI      An Integrated Circuit
-----------------------------------------------------------------------------
Pat. 5,255,222     U.S.    01/23/1991      RIC      Output Control Circuit
 (RAM 326)                                 NSSC     Having Continuously
                                                    Variable Drive Current
-----------------------------------------------------------------------------
Pat. 3136424      Japan    01/22/1992      RAM      Output Control Circuit
 (RAM 326 JPN)                             NFI      Having Continuously
                                                    Variable Drive Current
-----------------------------------------------------------------------------

4. "SETTLEMENT AND LICENSE AGREEMENT" by and between Enhanced Memory Systems, Inc. and NEC Corporation dated November 9, 1999, a copy of which is attached. The Patents which fall within the definition of "Licensed Patents" in this agreement are listed below.

-----------------------------------------------------------------------------
Pat. 5,699,317     U.S.    10/06/1994      EMS      Enhanced Dram With All
 (RAM 343 CIP)                                      Reads From On-Chip Cache
                                                    And All Writes To Memory
                                                    Array
                                                    Mobley, Sartore,
                                                    Carrigan, Jones
-----------------------------------------------------------------------------
Pat. 5,721,862     U.S.    06/02/1995      EMS      Enhanced Dram With Single
 (RAM 343 CON)                                      Row SRAM Cache For All
                                                    Device Read Operations
                                                    Mobley, Sartore,
                                                    Carrigan, Jones
-----------------------------------------------------------------------------
Pat. 69324508.5   Germany  01/14/1993      EMS      Edram With Embedded
 (RAM 343 DE)                                       Registers
                                                    Mobley, Sartore,
                                                    Carrigan, Jones
-----------------------------------------------------------------------------
Pat. 5,887,272     U.S.    07/03/1997      EMS      Enhanced Dram With
 (RAM 343 DIV)                                      Embedded Registers
                                                    Mobley, Sartore,
                                                    Carrigan, Jones
-----------------------------------------------------------------------------
Pat. 6,347,357     U.S.    10/30/1998      EMS      Enhanced Dram With
 (RAM 343                                           Embedded Registers
 DIV/CON)                                           Mobley, Sartore,
                                                    Carrigan, Jones
-----------------------------------------------------------------------------
App. 09/962,287    U.S.    09/24/2001      EMS      Enhanced Dram With
 (RAM 343                                           Embedded Registers
 DIV/CON2)                                          Mobley, Sartore,
                                                    Carrigan, Jones

                                    Page-28
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Pat. 2851503      Japan    01/21/1993      EMS      EDRAM Having A
 (RAM 343 JPN)                                      Dynamically-Sized Cache
                                                    Memory And Associated
                                                    Method
                                                    Mobley, Sartore,
                                                    Carrigan, Jones
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                                    Page-29